Exhibit 99.2

Investor Presentation

May, 2008

Legal Disclaimer

This summary is for informational purposes only and does not constitute an offer or solicitation to purchase or sell securities of Juniper Content Corporation.

Certain statements in this summary may contain forward-looking information within the meaning of Rule 175 under the Securities Act of 1933 and Rule 3b-6 under the Securities Exchange Act of 1934, and are subject to the safe harbor created by those rules. All statements, other than statements of fact, included in this summary, including, without limitation, statements regarding potential future plans and objectives of the company, are forward-looking statements that involve risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, among other things, the following: general economic and business conditions; competition; unexpected changes in technologies and technological advances; ability to commercialize and sell products and services; results of experimental studies; research and development activities; changes in, or failure to comply with, governmental regulations; and the ability to obtain adequate financing in the future. This information is qualified in its entirety by cautionary statements and risk factors disclosure contained in certain of Juniper Content Corporation’s Securities and Exchange Commission filings available at http://www.sec.gov.

Juniper Content Corporation

Building brands for the digital future

Focusing on the underserved Hispanic market

Investment Highlights

¡Sorpresa! is dedicated to becoming “the” brand for Hispanic kids and their families in this fast growing market

¡Sorpresa! is the first and only 24/7 Hispanic children’s television network broadcast exclusively in Spanish, serving more than 1.1 million subscribers in 22 of the top 25
Hispanic television markets

SorpresaTV.com is well positioned to become a leading online destination, connecting to Hispanic kids and their parents. ¡Sorpresa! has teamed up with Major League
Soccer  to launch an innovative youth soccer campaign that promotes active and healthy lifestyles

Accomplished management team and Board with multi-platform and Hispanic media experience

An independent appraisal completed during Q4 2007 valued the net tangible and intangible assets acquired in the Firestone Merger on January 19, 2007 at approximately $16 million

Recent Financing

Received approximately $2.2 million in a private placement in Q1 of 2008

Senior 7% Convertible Preferred Shares plus warrants

The preferred stock is convertible into common stock at $3.20 per share

7% dividend beginning in 2010, paid quarterly in cash or kind

The structure and pricing of the financing supports a value for the
Company beyond that currently reflected in the market

Current Operations

¡Sorpresa! has affiliation agreements with all the major cable
MSO’s including TimeWarner, Cablevision and Comcast;  is the only 24/7children’s cable network broadcast exclusively in Spanish

We provide network origination services to AmericaOne, The
Documentary Channel as well as ¡Sorpresa! at our uplink facility in
Fort Worth, Texas, along with third-party production services

Currently, we derive revenue principally from cable affiliate fees, advertising sales, production services, uplink and facility fees

Management Team

Stuart B. Rekant, Chairman & CEO, Juniper Content; President and CEO, ¡Sorpresa!  - Executive,
entrepreneur and producer with 30 years in media and entertainment, HBO, US News Productions,
WinStar

Herbert J. Roberts, Senior VP, CFO, and Secretary, Juniper Content; Executive VP, ¡Sorpresa! -
Financial Executive with 30 years of experience with CBS, Helicon Cable, Prudential Securities

Christopher Firestone, Executive VP of Digital Media and Broadcast Operations * - 10 years Media
Executive, The William Morris Agency, independent and commercial film production

Maria Badillo, Senior VP of Programming* - 15 years domestic/ international youth programming/
production: Discovery Kids Latin America Network, Univision Network, MTV Latino America

Michael Weiden, Senior VP of Advertising/Sales* - 20 years in television syndication: Litton Media
Sales, Si TV, Fremantle Media, Pearson Television, All American Television, LBS Communications

Tim Kelly, VP of Affiliate Sales and Marketing* - 10 years in Hispanic general consumer and markets marketing: DISH Network/Echostar Communications, Charter Communications

Kate Condon, Executive Producer, SorpresaTV.com - 10 years Internet, TV marketing and portal/web design: AOL (Cartoon Network, Nintendo), Henninger Media (Discovery Channel)

* Firestone Communications Inc, DBA ¡Sorpresa!

Juniper Content Board of Directors

Stuart B. Rekant

     Chairman of the Board

Raymond K. Mason

     Vice Chairman of the Board………..   Connemara Capital/Charter
                                                                                                                                                                                                                            Group

John K. Billock, Director …………..  Time Warner Cable, HBO

Steven G. Chrust, Director ………..   Centripetal Capital Partners,
                                                                                                                                                                                                            SGC Advisory Services

Bert A. Getz, Jr., Director ………….    Globe Corporation, Wintrust
                                                                                                                                                                                                              Financial

Richard Intrator, Director ………….    Philanthria, Paine Webber Inc.

Paul Kramer, CPA, Director ……….  Kramer Love & Cutler, Ernst
                                                                                                                                                                                                                & Young

What Makes ¡Sorpresa! Special

The only Spanish language cable television network dedicated to Hispanic kids

In-culture

In-language

Connecting to their Hispanic heritage

Targeting to 2-17 year olds

Available on cable and other digital platforms including MobiTV and Brightcove

Premium programming from around the world

Principally purchased rather than produced

At a competitively lower programming cost

Specials & Holiday-specific programs

Celebrating the uniqueness of Hispanic cultural heritage

SorpresaTV.com

Platform to become the leading online destination for quality entertainment and education dedicated to Hispanic youth and a brand extension of the network

Ideal vehicle for advertisers targeting

the fastest growing and youngest U.S. demographic

UNIVISION

AZTECA AMERICA

me

Galavisión

tr3s

Animal Planet

mun2

Discovery Kids EN ESPAÑOL

TELEMUNDO

¡Sorpresa!®

CARTOON NETWORK

PBS KIDS

Disney Channel

Playhouse Disney

NICKELODEON

qubo

Discovery Kids

NOGGIN

sprout

U.S. Channels Targeting Kids

Kids Blocks in Spanish

English/SAP

24/7

In-Culture

In-Language

Unique within its market

Competitive Landscape

¡Sorpresa! ’s unique approach delivers broad content and format variety in
Spanish with a Hispanic appeal for each segment of its audience; preschool, 6-11 and teens, with more premiere series, specials and original productions, tailor made for Hispanic kids

General entertainment channels dedicated to the Hispanic market  like
Univision, Telemundo and TV Azteca only cater to kids with limited hours of programming, mainly during weekends to fulfill  FCC requirements

Strong emphasis on preschoolers, dubbed versions of shows from their
English language networks, on MTV Tres and Discovery Kids En Español with no original productions tailor made for Latino kids in the U.S.

General entertainment English-language channels like Cartoon Network,
Disney and Nickelodeon only cater to U.S. Hispanic kids through the SAP option with no direct connection to their audience

¡Sorpresa!  The World You Imagine

Launched new look and on-air promotional campaign in February

Hispanic Cable and Satellite Audience

Conversion to Digital – 36 million digital cable1 and 31 million2 digital satellite subscribers now approaching 63% of the 112 million TV households1

Increased attention from cable and satellite operators on Hispanic demographic

Cable operators utilizing Hispanic packages as part of their digital tier rollout plans

DirecTV’s Paratodos 1.0 million subs1

Echostar’s Dish Latino 1.2 million subs1

Total U.S. Hispanic TV Households = 12.1 million3

Cable TV - 60% penetration of total Hispanic households4

Satellite TV - 24% penetration of total Hispanic households4

Verizon FiOs and AT&T – 4% penetration of total Hispanic Households

Hispanic subscriber penetration by Demographic Market Area (DMA)1

Top 10 Hispanic DMAs represent 55% or 6.2 million TV households

Top 20 Hispanic DMAs represent 72% or 8.1 million TV households

78% of bilingual Hispanics watch programming in Spanish weekly4

55% watch children’s programs every week4

45% watch Spanish language programming for kids5

1 SNL Kagan, 2008                                                                                                          2 Dish and DirecTV 10Q, 3/31/08

3 Nielsen, August 2007                                                      4 Focus Latino VII 2007 Horowitz and Associates
5 Focus Latino VI 2006 Horowitz and Associates

Cablevision

Charter

Comcast

Cox

Brighthouse

Time Warner

NCTC

OneLink

Liberty Cablevision

    of Puerto Rico

¡Sorpresa! Distribution

Available through

Available in 22 out of the 25 top Hispanic DMAs

S! Distribution

S! n/a

Percentage of residents

in the country identifying

as Hispanic

0.0% - 6.0%

6.0%-17.4%

17.4%-34.7%

34.7%-61.1%

61.1%-100.0%

Feb-07
Mar-07
Apr-07
May-07
Jun-07
Jul-07
Aug-07
Sep-07
Oct-07
Nov-07
Dec-07
Jan-08
Feb-08

¡Sorpresa! Subscriber Growth

More than 1,100,000 Subscribers

1,093,000

Subscribers

1,500,000

1,250,000

1,000,000

750,000

500,000

Subscribers

Month

33%

February 2007 – February 2008

SorpresaTV.com

Currently targeting Hispanic kids ages 6-11 featuring ¡Sorpresa!
Network content along with games and user generated content

Expanding the target demo to also include Hispanic preschoolers and their parents to become the destination of choice for this category

Content relates to ¡Sorpresa! on-air programming, games and other areas of interest such as Major League Soccer. The MLS youth soccer initiative combines local grassroots outreach, interactive online and TV programming elements

A site where Hispanic kids and their parents can be entertained and educated through activities that speak to their cultural background

Revenue generator and platform for brand extension

The Brand for Hispanic Youth

Culturally relevant/
Latino identity

Category trend
setter

Original Productions

Magazine

Entertainment

Sports

Acquisitions

Animation

Drama & Comedy

Movies

Specials & On-Air

Culturally relevant

Season based

Latino look & feel

Exclusivity

US Territory

Linear channel

Internet &
Broadband

Mobile & VOD

Grass Roots / PR

Traditional & New
Media

Sales material

¡Sorpresa! taps into the Latin kids’ life through engaging
programming available, anytime and anywhere

Content

Multiplatform

Marketing

Hispanic Advertising Opportunity

Fastest growing US segment1

45.5 million residents, over 15.1% of population

1 in 4 are under 14 years of age

Spanish-language advertising continues to outperform the general market2

Buying power growing 8.6% per year, or $860 billion3

Hispanic advertising market is projected to grow 3.7% in 2007 compared to 1.7% growth for the general market2

Hispanics under-indexed

Just 3.3% of ad dollars spent on 14.7% of population1,4

1  U.S. Census July 2007 (May 2008 release)

2  Advertising Age’s Hispanic Fact Pack report, July 2007

3  Selig Center for Economic Growth, The University of Georgia, June 2007

4  AdWeek 2007

Large, growing and underserved demographic

Expanding Digital Platforms
Driving Demand For Content

Cable TV and DBS growth

Digital cable subscribers estimated to grow 10% to 39 million by year-end 2008, from 36 million in 20071

DBS reached 31 million homes in March 2008 from 30 million in March 20072

Video-On-Demand growth

$2.1 billion estimated spending on VOD services in 2007, a 23% increase from 20064

Kids programming represented 24% of total “free” VOD orders in the first 5 months of 2007, just behind music and movies3

New forms of advertising emerging via VOD

Other internet, broadband and mobile delivery platforms growing

Internet access, over the next four years, is estimated to be the fastest growing consumer segment of the entertainment and media industry  – growing at a 11.9% CAGR4

U.S. broadband penetration will exceed 50% of US households by end of 20075

Mobile video subscribers in the U.S. totaled 8.4 million in Q1 2007 compared to 3.3 million in
Q1 2006, growing 155% year-over-year6

Market becoming more customized and niche-oriented

1  SNL Kagan, 2008

2  Dish and DirecTV 10Q, 3/31/08 and 3/31/07

3  Rentrak 2007

4  PriceWaterhouseCoopers, 2007

5  Parks Associates, 2007

6  Nielsen, 2007

Our Growth Strategy

Expand ¡Sorpresa! Network and Digital Community

Diversify brand into original programming, licensing and merchandising

Make SorpresaTV.com the leading destination for Hispanic kids and their parents

Leverage our other operations for future growth

Utilize uplink capability and production facilities to expand content relationships

Build expertise in other content categories and expand distribution capabilities to serve emerging digital platforms

Expand our current operations and infrastructure through acquisitions

Acquire branded content media and entertainment businesses

Develop digital communities around these and other high-growth opportunities

Summary Balance Sheet

$     18,465,615

Total liabilities and stockholders’ equity

         13,636,863

Total stockholders’ equity

$       4,828,752

Total liabilities

Liabilities and Stockholders’ Equity:

$     18,465,615

Total Assets

            264,770

Programming rights long-term

  57,495

Other assets

  157,166

Goodwill

  9,496,130

Intangible assets, net

  94,524

Restricted cash

  2,594,822

Property and equipment, net

  17,810

Programming assets, net

$        5,782,898

Current Assets

Assets:

March 31, 2008

Summary Statements of Operations

Three Months
Ended
March 31, 2008

Three Months
Ended
March 31, 2007

Revenues

$          577,754

$          504,985

Expenses:

     Operating cost of services

873,818

512,294

     Selling, general and administrative

1,668,975

1,163,554

     Advertising

66,134

46,250

     Depreciation and amortization

             759,223

            472,461

           Loss from operations

(2,790,396)

(1,689,574)

Other income (expenses):

     Other income, net

—

10,478

     Interest income

24,609

122,850

     Interest expense

(59,974)

(30,463)

Total other income (expense)

(35,365)

102,865

Loss before provision  (benefit) for income taxes

(2,825,761)

(1,586,709)

Provision (benefit) for income taxes

          (369,069)

         (134,736)

Net  income (loss)

$    (2,456,692)

$    (1,451,973)

Investment Summary

Establish the ¡Sorpresa! brand as the leading media destination for
Hispanic kids and their families

Build on ¡Sorpresa!’s first mover status in Hispanic children’s programming to secure a significant position in the expanding Hispanic marketplace on television, on the internet and other media platforms

Capitalize on the high-growth Hispanic media market and its increasing importance of this growing demographic to advertisers and marketers

Expand operations and infrastructure through the acquisition of other media and entertainment businesses

Leverage the skills of an accomplished management team and Board with significant media experience

Be the leading Hispanic brand for kids and their families

What Hispanic Families Want

The following is based upon a survey of heads of Hispanic households

Top 12 Programming Genres Watched Every Day/Almost Every Day

Among Hispanics with Children Under 18 in the Home

Local News

79%

Programming in Spanish (in general)

56%

Programming for Children

55%

International News

51%

Novelas (Soap Operas)

42%

Movies on TV

41%

Sports Events

40%

Comedies or Sitcoms

40%

Sports News

37%

Music Videos

29%

Cooking, Home Decorating, Home Improvement

28%

Drama Series

27%

Source: Focus Latino VII, copyright 2007 Horowitz Associates, Inc., August 2007

Exhibit  A

Hispanic Households are Younger
and Have More Children

% Total
Households

% Hispanic
Household

K2-11

36

68

K6-11

21

39

Teens

22

37

W18-34

30

51

W18-49

58

85

Source: Nielsen

Exhibit B

¡Sorpresa! Ranks High Among Viewer Interest
in Hispanic Networks

This survey found that of all the
channels tested, ¡Sorpresa! is one
of the channels in highest demand
among the respondents surveyed

1 Latino VII, Horowitz Associates, Inc. August 2007

Exhibit C

Rankings of Value Ratings1

16%

TV Colombia*

33%

Utilisima

29%

Latele Novela

14%

TV Chile*

29%

TBN Enlace

35%

ESPN Deportes

36%

DocuTV

37%

Canal 52MX

37%

Teleformula

39%

MTV TR3S

39%

¡Sorpresa!

40%

Cine Mexicano

47%

History Channel en Español

* Note small sample of Colombians and Chileans in study

Cable Network Business Model

1 2007 SNL Kagan Research estimates

Exhibit D

36.1%

Cash Flow

17.7%

SG&A Expenses

53.8%

Gross Margin

43.4%

Programming Expenses

100.0%

Net Revenue

Average Cable Network Profitability Statistics for 20071

Firestone Facility

Exhibit E

Network Origination Facility

Network Operations Center – State-of-the-art fiber and satellite services facility located in Fort Worth, Texas

Fully automated digital master control and uplink – Pop with 24 lines on SBC fiber backbone

Tape and Tape-less playback environment

C-Band and KU downlink capability 8-network capacity @ 4.5 MHz

Production Services Operation

Fully digital facility with full-services production capability

Editing, graphics, sound stages, control room

Significant Hispanic expertise

Firestone Transaction Overview

Exhibit F

On January 19, 2007, Juniper Content acquired all the capital stock of Firestone, which owns and operates ¡Sorpresa!, for 2,676,127 shares of Juniper Content
Common stock plus warrants to purchase an additional 250,000 shares plus up to 2 million warrants exercisable at $5.00 contingent on achieving certain milestones in
2007 and 2008

All of Firestone’s debt which exceeded $3 million was retired; the remaining $3 million of outstanding debt to a major Juniper Content shareholder is non-recourse to the
¡Sorpresa! Network and related programming assets and services as well as Juniper
Content

The purchase price of $8,220,140 was based on the value of Juniper Content’s common stock in August of 2006 ($6,529,750), the value of the non-contingent warrants issued ($82,000) and direct acquisition costs ($1,608,390) incurred in the transaction